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                       MERRILL LYNCH RETIREMENT PLUS(SM)

                                    ISSUED BY

                      MERRILL LYNCH LIFE INSURANCE COMPANY
             MERRILL LYNCH LIFE VARIABLE ANNUITY SEPARATE ACCOUNT A MERRILL LYNCH LIFE VARIABLE ANNUITY SEPARATE ACCOUNT B

                       SUPPLEMENT DATED DECEMBER 13, 2002
                                     TO THE
                          PROSPECTUS DATED MAY 1, 2002

This supplement describes certain changes to the death benefit on Retirement Plus variable annuity contracts (collectively, the "Contracts") issued by Merrill Lynch Life Insurance Company ("we" or "us") in Minnesota.

NEW CONTRACTS. We recently received approval for the Maximum Anniversary Value death benefit in Minnesota. For Contracts issued on or after December 13, 2002, the 5% Rising Floor with 7th Anniversary Step-Up guaranteed minimum death benefit option is no longer available. The only guaranteed minimum death benefit available for such newly issued Contracts is Maximum Anniversary Value. (The Maximum Anniversary Value guaranteed minimum death benefit is described in detail in the Prospectus.) If, however, you submit an application in accordance with our administrative procedures for a Contract that is intended to replace an existing annuity contract prior to close of business on December 12, 2002, we will allow you to elect the 5% Rising Floor with 7th Anniversary Step-Up guaranteed minimum death benefit option, even if the Contract is actually issued on or after December 13, 2002.

EXISTING CONTRACTS. Because we previously offered only the 5% Rising Floor with 7th Anniversary Step-Up death benefit in Minnesota, we are offering existing contract owners in Minnesota a one-time opportunity to replace their current death benefit with the Maximum Anniversary Value death benefit. If elected, the Maximum Anniversary Value death benefit will be effective on your contract anniversary following the date we send you the offering package (the "Effective Date"). This choice is only available to contract owners who will be under attained age 80 on the Effective Date (and whose death benefit has not been "capped").

For existing contract owners who do not elect to replace their current death benefit with the Maximum Anniversary Value death benefit, or will be attained age 80 on the Effective Date (and whose death benefit has not been "capped"), we will change your existing death benefit on the Effective Date to include the Attained Age 80 Anniversary Value. Accordingly, your 5% Rising Floor with 7th Anniversary Step-Up death benefit as described in the Prospectus will no longer be calculated differently in Minnesota than in other states.

ESTATE ENHANCER. The Estate Enhancer benefit is not available in Minnesota.

                                      * * *

Please retain this supplement with your Prospectus for your reference. If you have any questions, please contact your Financial Advisor or the Service Center at 1-800-535-5549.